EXHIBIT 10.10

AMENDMENT TO REVOLVING CREDIT AGREEMENT

This AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”), is dated as of July 28, 2011, and entered into between NEW YORK STATE ELECTRIC & GAS CORPORATION, a New York corporation (“NYSEG”), ROCHESTER GAS AND ELECTRIC CORPORATION, a New York corporation (“RG&E”), CENTRAL MAINE POWER COMPANY, a Maine corporation (“CMP”; together with NYSEG and RG&E, the “Borrowers”; each, a “Borrower”), the LENDERS (as defined in the hereinafter defined Credit Agreement) party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrowers, the several lenders from time to time parties thereto (the “Lenders”) and the Administrative Agent, inter alia, are party to the Revolving Credit Agreement dated as of July 15, 2011 (the “Credit Agreement”); and

WHEREAS, the Borrowers, the Lenders and the Administrative Agent have agreed to make certain amendments to the Credit Amendment on the terms and conditions hereof.

STATEMENT OF AGREEMENT

In consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

2. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 2(e), it is agreed that the Credit Agreement shall be amended as follows:

(a) Section 2.04(c) of the Credit Agreement shall be amended by deleting it in its entirety and replacing it with the following:

“(c) Each Swingline Loan shall bear interest, each day, equal to the LIBO Market Index Rate for such day plus the Applicable Margin in effect on such day with respect to a Eurodollar Loan.”

(b) Section 2.05(a) of the Credit Agreement shall be amended by inserting the phrase “, LIBO Market Index Rate” after the term “ABR” in the third sentence thereof.

(c) Section 9.01 of the Credit Agreement shall be amended as follows:

(i) The definition of “Business Day” shall be amended by inserting the phrase “or Swingline Loan” after the phrase “Eurodollar Loan”.

(ii) The definition of “Interest Payment Date” shall be amended by inserting the phrase “or any Swingline Loan” after the phrase “as to any Eurodollar Loan” in clause (d) thereof.

(iii) The definition of “Type” shall be amended by inserting the phrase “, LIBO Market Index Rate” after the phrase “Eurodollar Rate”.

(d) Section 9.01 of the Credit Agreement shall be amended by inserting the following definition in appropriate alphabetical order:

“LIBO Market Index Rate” means, for any day, the rate of interest for one-month dollar deposits appearing on Reuters Screen LIBOR01 Page (or any successor page) determined as of 11:00 a.m., London time, for such day, or if such day is not a Business Day, then the immediately preceding Business Day (or if not so reported, then as determined by the Administrative Agent from another recognized source or interbank quotation).

(e) Section 9.01 of the Credit Agreement shall be further amended by deleting the definition of “LIBO Rate” in its entirety.

3. Conditions. The amendments set forth in Section 2 shall become effective as of the date (the “Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent shall have received, dated as of the Effective Date, an executed counterpart hereof from each of the Borrowers and the Lenders;

(b) Since December 31, 2010, both immediately before and after giving effect to this Amendment, there has not occurred any event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect; and

(c) The Administrative Agent shall have received all fees required to be paid and all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation of this Amendment for which invoices have been presented, including the reasonable fees and disbursements of counsel to the Administrative Agent.

4. Representations and Warranties. Each Borrower hereby represents and warrants, on and as of the Effective Date, that (i) the representations and warranties contained in the Credit Agreement and the other Loan Documents qualified as to materiality are true and correct and those not so qualified are true and correct in all material respects, both immediately before and after giving effect to this Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such date); (ii) this Amendment has been duly authorized, executed and delivered by such Borrower and constitutes the legal, valid and binding obligation of such Borrower enforceable against it in accordance with its terms; and (iii) no Default or Event of Default shall have occurred and be continuing, both immediately before and after giving effect to this Amendment.

5. Acknowledgement and Confirmation. Each Borrower hereby confirms and agrees that, after giving effect to this Amendment, the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect and enforceable against such Borrower in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and represents and warrants to the Lenders that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Loan Documents, or if such Borrower has any such claims, counterclaims, offsets, or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Amendment. This acknowledgement and confirmation by the Borrowers is made and delivered to induce the Administrative Agent and the Lenders to enter into this Amendment, and each Borrower acknowledges that the Administrative Agent and the Lenders would not enter into this Amendment in the absence of the acknowledgement and confirmation contained herein.

6. Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

7. Headings. Headings and captions used in this Amendment are included for convenience of reference only and shall not be given any substantive effect.

8. Governing Law; Submission To Jurisdiction. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

9. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

10. Counterparts; Integration. This Amendment may be executed and delivered via facsimile or electronic mail with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

[ Remainder of Page Intentionally Left Blank; Signature Page Follows ]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

NEW YORK STATE ELECTRIC & GAS CORPORATION

By:	/s/ Mark S. Lynch
Name:	Mark S. Lynch
Title:	President

By:	/s/ Joseph J. Syta
Name:	Joseph J. Syta
Title:	Vice President, Controller & Treasurer

ROCHESTER GAS AND ELECTRIC CORPORATION

By:	/s/ Mark S. Lynch
Name:	Mark S. Lynch
Title:	President

By:	/s/ Joseph J. Syta
Name:	Joseph J. Syta
Title:	Vice President, Controller & Treasurer

CENTRAL MAINE POWER COMPANY

By:	/s/ Sara J. Burns
Name:	Sara J. Burns
Title:	President and Chief Executive Officer

By:	/s/ Eric N. Stinneford
Name:	Eric N. Stinneford
Title:	Vice President, Treasurer, Controller & Clerk

Amendment to Revolving Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ James W. Peterson
Name:	James W. Peterson
Title:	Vice President

BANK OF AMERICA, N.A., as Syndication Agent and as a Lender

By:	/s/ Mike Mason
Name:	Mike Mason
Title:	Director

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., NEW YORK BRANCH, as a Lender

By:	/s/ Michael D’Anna
Name:	Michael D’Anna
Title:	Executive Director

By:	/s/ Adriana Alaix
Name:	Adriana Alaix
Title:	Vice President

SOVEREIGN BANK, as a Lender

By:	/s/ Alister Moreno
Name:	Alister Moreno
Title:	Global Banker

Amendment to Revolving Credit Agreement

TD BANK, N.A., as a Lender

By:	/s/ Marla Willner
Name:	Marla Willner
Title:	Senior Vice President

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ John Watt
Name:	John N. Watt
Title:	Vice President

UNION BANK, N.A., as a Lender

By:	/s/ Matthew Curtin
Name:	Matthew Curtin
Title:	Assistant Vice President

CITIBANK, N.A., as a Lender

By:	/s/ Anita J. Brickell
Name:	Anita J. Brickell
Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Philippe Sandmeier
Name:	Philippe Sandmeier
Title:	Managing Director

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

Amendment to Revolving Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Alexander Rea
Name:	Alexander Rea
Title:	Director

Amendment to Revolving Credit Agreement